iBET Sports Betting & Gaming ETF
Schedule of Investments
January 31, 2022 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 94.6%
	Applications Software - 0.8%
760	BRAGG GAMING GROUP, Inc. (a)	$3,838

	Casino Hotels - 17.0%
192	Boyd Gaming Corporation (a)	11,416
700	Century Casinos, Inc. (a)	6,965
1,536	Crown Resorts, Ltd. (a)	13,130
536	Las Vegas Sands Corporation (a)	23,477
412	MGM Resorts International	17,601
2,684	Star Entertainment Group, Ltd. (a)	6,471
		79,060
	Casino Services - 7.3%
128	Aristocrat Leisure, Ltd.	3,652
196	Caesars Entertainment, Inc. (a)	14,923
268	Scientific Games Corporation (a)	15,464
		34,039
	Computer Software - 1.9%
1,144	Playtech plc (a)	8,985

	Entertainment Software - 2.4%
540	Better Collective AS (a)	11,212

	Gambling (Non-Hotel) - 29.5% (b)
504	Bally’s Corporation (a)	18,013
1,860	BETSSON AB (a)	10,313
188	Evolution AB	22,891
172	Flutter Entertainment plc (a)	25,873
296	International Game Technology plc	7,924
588	OPAP SA	8,707
2,748	PointsBet Holdings, Ltd. (a)	9,443
236	Red Rock Resorts, Inc. - Class A	10,507
752	Rush Street Interactive, Inc. (a)	7,625
4,688	Tabcorp Holdings, Ltd.	16,308
		137,604
	Internet Gambling - 23.1%
3,436	888 Holdings plc	11,784
7,200	Angler Gaming plc	7,335
596	Aspire Global plc (a)	6,890
320	bet-at-home.com AG	5,680
692	DraftKings, Inc. - Class A (a)	15,286
708	Entain plc (a)	15,149
896	GAN, Ltd. (a)	6,173
604	Golden Nugget Online Gaming, Inc. (a)	4,856
636	Kambi Group plc (a)	16,287
1,184	Kindred Group plc SDR	13,593
1,220	LeoVegas AB	4,414
		107,447
	Lottery Services - 1.3%
148	La Francaise des Jeux SAEM	6,092

	Multimedia - 2.0%
64	Walt Disney Company (a)	9,151

	Racetracks - 9.3%
48	Churchill Downs, Inc.	10,095
408	Penn National Gaming, Inc. (a)	18,609
400	Tokyotokeiba Company, Ltd.	14,529
		43,233
	TOTAL COMMON STOCKS (Cost $486,906)	440,661

	SHORT-TERM INVESTMENTS - 5.4%
12,647	First American Government Obligations Fund, Class X - 0.03% (c)	12,647
12,647	First American Treasury Obligations Fund, Class X - 0.01% (c)	12,647
	TOTAL SHORT-TERM INVESTMENTS (Cost $25,294)	25,294
	TOTAL INVESTMENTS (Cost $512,200) - 100.0%	465,955
	Liabilities in Excess of Other Assets - 0.0% (d)	(171)
	NET ASSETS - 100.0%	$465,784

	Percentages are stated as a percent of net assets.
	SDR - Swedish Depositary Receipt
	(a) Non-income producing security.
	(b) To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
	(c) Rate shown is the annualized seven-day yield as of January, 31, 2022.
	(d) Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at January 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$440,661	$-	$-	$440,661
Short-Term Investments	25,294	-	-	25,294
Total Investments in Securities	$465,955	$-	$-	$465,955
^See Schedule of Investments for breakout of investments by industry sub-group classifications.
For the period ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3.